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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- MARCH 25, 2009*

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RiverSource Short Duration U.S. Government Fund (dated July 30, 2008)           S-6042-99 AE
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The information following the second paragraph in the Investment Manager section has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Todd White, Portfolio Manager

-   Managed the Fund since 2008.

-   Leader of the liquid assets sector team.

-   Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

-   Began investment career in 1986.

-   BS, Indiana University.

John G. McColley, Portfolio Manager

-   Managed the Fund since 2009.

-   Sector Manager, liquid assets sector team.

-   Joined RiverSource Investments in 1985.

-   Began investment career in 1984.

-   BS, Carlson School of Management, University of Minnesota.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

S-6042-5 A (3/09)
* Valid until next update.